                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles M. Berger, and each of them acting individually, its, his and her true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of up to (i) $1,000,000,000 in aggregate initial offering price of preferred capital securities of each of NationsBanc Capital Trust III, NationsBanc Capital Trust IV and NationsBanc Capital Trust V (collectively, the "Preferred Securities"),
(ii) an amount of NationsBank Corporation junior subordinated debt securities (the "Subordinated Debt Securities") equal to 105% of the amount of Preferred Securities so registered, and (iii) an amount of NationsBank Corporation guarantees (the "Guarantees") of the Preferred Securities equal to the amount of Preferred Securities so registered (the Subordinated Debt Securities, the Preferred Securities and the Guarantees hereinafter collectively referred to as the "Securities"), which Securities may be offered separately or together, in separate series and in amounts, at prices and on terms to be determined at the time of sale, all as authorized by the Board of Directors of NationsBank Corporation as of December 17, 1996, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"); and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of NationsBank Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.
                                                 NATIONSBANK CORPORATION
                                                       (Registrant)

                                          By: /s/      HUGH L. MCCOLL, JR.

                                                    HUGH L. MCCOLL, JR.
                                                 CHAIRMAN OF THE BOARD AND
                                                  CHIEF EXECUTIVE OFFICER

                                          Dated: December 17, 1996

                      SIGNATURE                                             TITLE                               DATE

         /s/             HUGH L. MCCOLL, JR.            Chairman of the Board, Chief Executive Officer   December 17, 1996
                                                          and Director (Principal Executive Officer)
                (HUGH L. MCCOLL, JR.)

         /s/             JAMES H. HANCE, JR.            Vice Chairman and Chief Financial Officer        December 17, 1996
                                                          (Principal Financial Officer)
                (JAMES H. HANCE, JR.)

           /s/                MARC D. OKEN              Executive Vice President and Chief               December 17, 1996
                                                          Accounting Officer (Principal
                    (MARC D. OKEN)                        Accounting Officer)

                      SIGNATURE                                             TITLE                               DATE

           /s/              RONALD W. ALLEN             Director                                         December 17, 1996
                  (RONALD W. ALLEN)

          /s/               RAY C. ANDERSON             Director                                         December 17, 1996
                  (RAY C. ANDERSON)

          /s/           WILLIAM M. BARNHARDT            Director                                         December 17, 1996
                (WILLIAM M. BARNHARDT)

          /s/               THOMAS E. CAPPS             Director                                         December 17, 1996
                  (THOMAS E. CAPPS)

          /s/              CHARLES W. COKER             Director                                         December 17, 1996
                  (CHARLES W. COKER)

          /s/              THOMAS G. COUSINS            Director                                         December 17, 1996
                 (THOMAS G. COUSINS)

          /s/               ALAN T. DICKSON             Director                                         December 17, 1996
                  (ALAN T. DICKSON)

          /s/             W. FRANK DOWD, JR.            Director                                         December 17, 1996
                 (W. FRANK DOWD, JR.)

           /s/                 PAUL FULTON              Director                                         December 17, 1996
                    (PAUL FULTON)

          /s/              TIMOTHY L. GUZZLE            Director                                         December 17, 1996
                 (TIMOTHY L. GUZZLE)

           /s/                W. W. JOHNSON             Director                                         December 17, 1996
                   (W. W. JOHNSON)

          /s/                JOHN J. MURPHY             Director                                         December 17, 1996
                   (JOHN J. MURPHY)

           /s/                JOHN C. SLANE             Director                                         December 17, 1996
                   (JOHN C. SLANE)

         /s/             O. TEMPLE SLOAN, JR.           Director                                         December 17, 1996
                (O. TEMPLE SLOAN, JR.)

           /s/                JOHN W. SNOW              Director                                         December 17, 1996
                    (JOHN W. SNOW)

         /s/            MEREDITH R. SPANGLER            Director                                         December 17, 1996
                (MEREDITH R. SPANGLER)

                      SIGNATURE                                             TITLE                               DATE

          /s/              ROBERT H. SPILMAN            Director                                         December 17, 1996
                 (ROBERT H. SPILMAN)

           /s/              RONALD TOWNSEND             Director                                         December 17, 1996
                  (RONALD TOWNSEND)

         /s/              E. CRAIG WALL, JR.            Director                                         December 17, 1996
                 (E. CRAIG WALL, JR.)

           /s/               JACKIE M. WARD             Director                                         December 17, 1996
                   (JACKIE M. WARD)

         /s/              VIRGIL R. WILLIAMS            Director                                         December 17, 1996
                 (VIRGIL R. WILLIAMS)